UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 326-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EGRX	The Nasdaq Stock Market LLC(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	On October 1, 2024, Eagle Pharmaceuticals, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel had determined to delist the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), from Nasdaq. Trading in the Common Stock on Nasdaq was suspended effective October 3, 2024. The Common Stock began trading on the OTC Expert Market on October 4, 2024 under the symbol “EGRX.”

Item 4.01 Changes in Registrant's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On November 21, 2024, Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Company”), dismissed Ernst & Young LLP (“EY”), the Company’s previous independent registered public accounting firm. The Audit Committee of the Board of Directors (the “Audit Committee”) of the Company approved such dismissal.

EY’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles when originally issued. However, as previously disclosed, the Audit Committee concluded that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and EY’s audit report thereon (in addition to the financial statements for the other periods described below), should no longer be relied upon and the financial statements should be restated. EY has not provided a report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023 due to the Company’s previously disclosed reporting delays in connection with the restatement process described below.

As previously disclosed, on December 12, 2023, based on the recommendation of, and after consultation with, the Company’s management, the Audit Committee concluded that the Company’s unaudited interim condensed consolidated financial statements for the quarter ended June 30, 2023, as previously filed with the U.S. Securities and Exchange Commission (the “SEC”), should no longer be relied upon and should be restated. The Company subsequently disclosed that, on September 27, 2024, the Audit Committee, based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s audited financial statements for the fiscal year ended December 31, 2022, and unaudited financial statements for the quarters ended June 30, 2022, September 30, 2022, and March 31, 2023, as previously filed with the SEC, should no longer be relied upon and should be restated. The Company currently intends to restate its financial statements for the foregoing fiscal periods (the “Restatement”). In addition, the Company’s review and preparation of its financial statements for the quarter ended September 30, 2023, the year ended December 31, 2023 and the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 have been delayed as a result of the foregoing. As previously disclosed, the Company has identified material weaknesses in its internal control over financial reporting and expects to conclude that one or more material weaknesses related to the foregoing matters existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for each of the foregoing fiscal periods.

During the fiscal years ended December 31, 2023 and 2022, as well as the subsequent interim periods through November 21, 2024, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports on the financial statements for such years, and (ii) no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the Restatement and the material weaknesses described above. EY notified the Company that due to those material weaknesses, EY would need to expand the scope of its audit procedures on the financial statements as of and for the years ended December 31, 2023 and 2022 (as restated) which were not completed prior to EY’s dismissal. The Audit Committee has discussed each of these matters with EY.

The Company has authorized EY to respond fully to the inquiries of BDO (as defined below) concerning the subject matter of the items described herein.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that EY furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On November 26, 2024, the Company engaged BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm to perform independent audit services for the Company’s 2022 and 2023 fiscal periods in addition to the fiscal year ending December 31, 2024. The Audit Committee approved such engagement.

During the fiscal years ended December 31, 2023 and 2022, as well as the subsequent interim periods through November 26, 2024, neither the Company nor anyone acting on its behalf consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP, dated November 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE PHARMACEUTICALS, INC.

Dated:	November 27, 2024	By:	/s/ Michael Graves
Michael Graves Interim Principal Executive Officer